SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2006

                           ONSTREAM MEDIA CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

            000-22849                                   65-0420146
            ---------                                   ----------
    (Commission File Number)               (IRS Employer Identification Number)

                 1291 SW 29 Avenue, Pompano Beach, Florida 33069
                ------------------------------------------------
                   (Address of executive offices and Zip Code)

                                  (954)917-6655
              (Registrant's Telephone Number, Including Area Code)

                         -------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

      We have received a letter from NASDAQ dated August 2, 2006 indicating that we have 180 calendar days, or until January 29, 2007, to regain compliance with Marketplace Rule 4310(c)(4), which is necessary in order to be eligible for continued listing on the NASDAQ Capital Market. The letter from NASDAQ indicated that our non-compliance with that rule was as a result of the bid price of our common stock closing below $1.00 per share for the preceding thirty consecutive business days. We may be considered compliant, subject to the NASDAQ staff's discretion, if our common stock closes at $1.00 per share or more for a minimum of ten consecutive business days before the January 29, 2007 deadline. If we are not considered compliant by January 29, 2007, but meet all other initial listing criteria for the NASDAQ Capital Market, we will be granted an additional 180 calendar day compliance period. We announced the receipt of this letter in our press release dated August 4, 2006, which is incorporated herein by reference, and a copy attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 8.01 Other Events

      On August 4, 2006 we issued a press release announcing several recent developments that included our new webinar service, beta-testing of Quickcast, enhancements to our webcasting platform and expansion of our encoding equipment and facilities, as well as the NASDAQ letter discussed in item 3.01 above. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.           Description

99.1                  Press release dated August 4, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ONSTREAM MEDIA CORPORATION

                                                  By: /s/ Robert E. Tomlinson
                                                      ------------------------
August 4, 2006                                        Robert E. Tomlinson, CFO